EXHIBIT 7.3
                                                                     -----------


                             JOINT FILING AGREEMENT


                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Amendment No. 1 to
Schedule 13D, to which this Agreement is attached as an Exhibit and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

                  This Agreement may be executed in one or more counterparts.


Dated: September 21, 2001


                                   CAPITAL Z FINANCIAL SERVICES
                                   FUND II, L.P., a Bermuda limited partnership


                                   By:  Capital Z Partners, L.P., a Bermuda
                                        limited partnership, its General Partner

                                   By:  Capital Z Partners, Ltd., a Bermuda
                                        exempt company, its General Partner


                                        By: /s/ David A. Spuria
                                            -----------------------------------
                                            Name:  David A.Spuria
                                            Title: General Counsel


                                   CAPITAL Z FINANCIAL SERVICES
                                   PRIVATE FUND II, L.P., a Bermuda limited partnership

                                   By:  Capital Z Partners, L.P., a Bermuda
                                        limited partnership, its General Partner

                                   By:  Capital Z Partners, Ltd., a Bermuda
                                        exempt company, its General Partner


                                        By: /s/ David A. Spuria
                                            -----------------------------------
                                            Name:  David A.Spuria
                                            Title: General Counsel

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                                   CAPITAL Z PARTNERS, L.P., a Bermuda limited
                                   partnership

                                   By:  Capital Z Partners, Ltd., a Bermuda
                                        exempt company, its General Partner


                                        By: /s/ David A. Spuria
                                            -----------------------------------
                                            Name:  David A.Spuria
                                            Title: General Counsel


                                   CAPITAL Z PARTNERS, LTD.,
                                   a Bermuda exempt company


                                        By: /s/ David A. Spuria
                                            -----------------------------------
                                            Name:  David A.Spuria
                                            Title: General Counsel